UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): September 29, 1999

                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
              (Exact Name of registrant specified in its charter)
              (Originator of the Chase Credit Card Master Trust)




United States                  333-74303                    22-2382028
(State or other Jurisdiction   (Commission File Number)     (I.R.S. employer
OF Incorporation)                                           Identification No.)

                              802 Delaware Avenue
                          Wilmington, Delaware  19801
                   (Address of principal executive offices)


    Registrant's telephone number, including area code:  (302) 575-5000

Item 5.   Other Events
           On September 23, 1999, the Underwriting Agreement, dated
September 23, 1999 (the "Underwriting Agreement"), among Chase Manhattan Bank USA, National Association ("Chase USA"), as Transferor, The Chase Manhattan Bank ("CMB"), as Servicer, and Chase Securities Inc. ("CSI"), as representative of the Underwriters named therein, was executed and delivered by the respective parties thereto. On September 29, 1999 the Series 1999-3 Supplement, dated as of September 29, 1999, to the Second Amended and Restated Pooling and Servicing Agreement, dated as of September 1, 1996 (the "Second Amended and Restated Pooling and Servicing Agreement"), among Chase USA as Transferor on and after June 1, 1996, CMB, as Transferor prior to June 1, 1996 and as Servicer, and
The Bank of New York, as Trustee (the "Trustee"), was executed and delivered by the respective parties thereto. On September 29, 1999, the Indenture, dated as of September 29, 1999 (the "Indenture"), between Chase Credit Card Owner Trust 1999-3 (the "Trust") and The Bank of New York, as Indenture Trustee, was executed and delivered by the respective parties thereto. On September 29, 1999, the Trust Agreement, dated as of September 29, 1999 (the "Trust Agreement"), between Chase USA, as Depositor (the "Depositor") and Wilmington Trust Company, as Owner Trustee, was executed and delivered by the respective parties thereto. On September 29, 1999, the Deposit and Administration Agreement, dated as of September 29, 1999 (the "Deposit and Administration Agreement"), between Chase USA, as Depositor and Administrator, and the Trust, as Issuer, was executed and delivered by the respective parties thereto.


Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits

          Exhibits

          1.3 Underwriting Agreement, dated September 23, 1999 among Chase USA, as Transferor, CMB, as Servicer, and CSI, as representative of the Underwriters named therein.

          4.8 Series 1999-3 Supplement, dated as of September 29,1999 to the Second Amended and Restated Pooling and Servicing Agreement, among Chase USA, as Transferor on and after June 1, 1996, CMB, as Transferor prior to June 1, 1996 and as Servicer, and the Trustee.

          4.9 Indenture, dated as of September 29, 1999 between the Trust and The Bank of New York, as Indenture Trustee.

          4.10 Trust Agreement, dated as of September 29, 1999 between the Depositor and Wilmington Trust Company, as Owner Trustee.

          4.11 Deposit and Administration Agreement, dated as of September 29, 1999 between Chase USA, as Depositor and Administrator, and the Trust, as Issuer.

                                  SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CHASE MANHATTAN BANK USA,
                                   NATIONAL ASSOCIATION



                                   By:  /s/ Keith Schuck
                                      _______________________________
                                   Name:   Keith Schuck
                                   Title:  Vice President



Date: October 4, 1999

                               INDEX TO EXHIBITS



Exhibit       Exhibit                                       Sequentially
Number        _______                                       Numbered Pages
_______                                                     ______________

1.3           Underwriting Agreement, dated
              September 23, 1999 among Chase USA,
              as Transferor, CMB, as Servicer, and
              CSI, as representative of the
              Underwriters named therein.

4.8 Series 1999-3 Supplement, dated as of September 29, 1999, to the Second Amended and Restated Pooling and Servicing Agreement, among Chase USA, as Transferor on and after June 1, 1996, CMB, as Transferor prior to
              June 1, 1996 and as Servicer, and the Trustee.

4.9 Indenture, dated as of September 29, 1999 between the Trust and The Bank of New York, as Indenture Trustee.

4.10 Trust Agreement, dated as of September 29, 1999 between the Depositor and Wilmington Trust
              Company, as Owner Trustee.

4.11 Deposit and Administration Agreement, dated as of September 29, 1999 between Chase USA, as Depositor and Administrator, and the Trust, as Issuer.